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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2005

                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)

      Massachusetts                     0-23621                 04-2277512
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(State or other jurisdiction of        (Commission             (IRS Employer
     incorporation)                    File Number)          Identification No.)

90 Industrial Way, Wilmington, Massachusetts             01887
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(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (978) 284-4000

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1. Employment Agreement with Leo Berlinghieri.

      In connection with the change in management described in Item 5.02 below, effective as of July 1, 2005, MKS Instruments, Inc. (the "Company") entered into a new employment agreement with Leo Berlinghieri, the Company's President and Chief Executive Officer. The agreement sets a base annual salary of $425,000, which salary is reviewed annually. Mr. Berlinghieri is also entitled to participate in a management incentive bonus plan and receive standard benefits including participation in a profit sharing and retirement savings plan, vacation days, life insurance and medical/dental insurance.

      Mr. Berlinghieri is obligated to disclose and transfer to the Company inventions and to maintain the confidentiality of trade secrets and other confidential information. Pursuant to the agreement, during the term of employment and for a period of one year thereafter (or two years, if employment was terminated by Mr. Berlinghieri other than for "good reason"), Mr. Berlinghieri may not (i) engage in any competitive business or activity, (ii) work for or become a partner with any employee, officer or agent of the Company, or (iii) have any financial interest in or be a director, officer, 1% shareholder, partner, employee or consultant to any competitor of the Company. During the term of employment and for a period of two years after termination of employment, Mr. Berlinghieri may not (i) solicit any customer to become a customer, distributor or supplier of any other person or entity or to cease doing business with the Company or (ii) solicit or hire any employee or agent of the Company to terminate such person's employment or engagement with the Company or to work for a third party.

      The term of employment for Mr. Berlinghieri is month to month with termination upon death or at the election of the Company if he fails or refuses to perform his duties or commits any acts not in the Company's best interest. If Mr. Berlinghieri's employment is terminated by the Company other than for failure or refusal to perform his obligations under the agreement or the commitment of acts not in the Company' interest, Mr. Berlinghieri shall continue to receive salary and certain benefits for 12 months after the date of such termination; and, if Mr. Berlinghieri's employment is terminated by the Company without "cause" or by Mr. Berlinghieri for "good reason" (each as defined in the agreement), within two years after a change in control of the Company, and certain other criteria are met, Mr. Berlinghieri shall continue to receive salary and certain benefits for 36 months after the date of such termination. The agreement provides for supplemental retirement benefits. The benefits vest upon the employee reaching both (i) specified ages (with full vesting at age 62) and (ii) 25 years of service with the Company, in each case while employed with the Company, or upon the employee's earlier death, disability, termination without cause (as defined in the agreement) or a qualifying termination in connection with a change in control (as defined in the agreement). The benefits are forfeited in the event of termination for cause. Upon retirement in accordance with the terms of the plan, Mr. Berlinghieri will receive annual payments equal to 50% of his final average pay (as defined in the agreement) for life, with 50% of such amount payable to his spouse for life after his death, or a lump sum payment of such aggregate amount, in accordance with actuarial tables.

      The full text of the employment agreement with Mr. Berlinghieri is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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2. Employment Agreement with John R. Bertucci.

      In connection with the change in management described in Item 5.02 below, the Company entered into an employment agreement, effective as of July 1, 2005, with John R. Bertucci. Mr. Bertucci's employment agreement provides for his resignation as Chief Executive Officer and his appointment as Executive Chairman. The agreement provides that if Mr. Bertucci resigns from his employment, then, subject to applicable law, the Corporation's by-laws and articles of organization and the directors' fiduciary duties, the Board of Directors shall nominate Mr. Bertucci for election as Class III director and consider Mr. Bertucci for appointment as Chairman of the Board, subject to eligibility requirements. The agreement sets a base annual salary of $450,000, which salary is reviewed annually. Mr. Bertucci is also entitled to participate in a management incentive bonus plan and receive standard benefits including participation in a profit sharing and retirement savings plan, vacation days, life insurance and medical/dental insurance.

      Mr. Bertucci is obligated to disclose and transfer to the Company inventions and to maintain the confidentiality of trade secrets and other confidential information. Pursuant to the agreement, during the term of employment and for a period of one year thereafter (or two years, if employment was terminated by Mr. Bertucci other than for "good reason", as defined in the agreement), Mr. Bertucci may not (i) manage or participate in a competing business, (ii) maintain an ownership of more than 1% in any competing business,
(iii) solicit any customer of the Company for purchasing a competing product or diverting business or (iv) induce any customer or supplier to terminate its relationship with the Company. During the term of employment and for a period of two years after termination of employment, Mr. Bertucci may not induce any employee or agent to terminate such person's employment or engagement with the Company.

      The term of employment for Mr. Bertucci shall continue until terminated by either party, or by death or disability. If Mr. Bertucci's employment is terminated by the Company without "cause" (as defined in the agreement), or by Mr. Bertucci for "good reason", Mr. Bertucci shall continue to receive salary and bonus for 36 months after the date of such termination (which payments shall be in a lump sum and grossed up for applicable taxes if such termination occurs within 2 years of a change of control in control of the Company), and additional employment benefits for his lifetime. If Mr. Bertucci otherwise terminates his employment, in exchange for his agreement to provide consulting services for the Company, he shall continue to receive salary and bonus for 18 months after the date of such termination and additional employment benefits for his lifetime. All payments made in connection with termination of employment shall be grossed up to cover any applicable excise tax. Mr. Bertucci and his spouse are also eligible to receive retiree medical for their lifetimes, upon meeting specified criteria. Retiree medical benefits are not available if Mr. Bertucci terminates his employment prior to age 65 (unless for "good reason") or is terminated by the Company for "cause". Upon receipt of the benefits, Mr. Bertucci will be responsible for paying $1,500 in costs annually, and, until he is age 68, an additional portion of the costs.

      The full text of the employment agreement with Mr. Bertucci is attached as
Exhibit 99.2 to this Current Report on Form 8-K.

3. Employment Agreements with Ronald C. Weigner and William Stewart.

      Effective as of July 1, 2005, the Company entered into new employment agreements with each of Ronald C. Weigner, the Company's Vice President and Chief Financial Officer, and William Stewart, the Company's Vice President and General Manager, Vacuum Products Group. Mr. Weigner's agreement sets a base annual salary of $240,011 and Mr. Stewart's agreement sets a base annual salary of $235,139, which salary is reviewed annually. The employees are also entitled to participate in a management incentive bonus plan and receive standard benefits including participation in a profit sharing and retirement savings plan, vacation days, life insurance and medical/dental insurance.

      Each of Messrs. Weigner and Stewart is obligated to disclose and transfer to the Company inventions and maintain the confidentiality of trade secrets and other confidential information. Pursuant to the agreements, during the term of employment and for a period of one year thereafter (or two years, if employment was terminated by the employee other than for "good reason", as defined in the agreement), each of Messrs. Weigner and Stewart may not (i) engage in any competitive business or activity, (ii) work for, employ, become a partner with, or cause to be employed, any employee, officer or agent of the Company, or (iii) have any financial interest in or be a director, officer, 1% shareholder, partner, employee or consultant to any competitor of the Company. During the term of employment and for a period of two years after termination of employment, they may not (i) solicit any customer to become a customer, distributor or supplier of any other person or entity or to cease doing business with the Company or (ii) solicit or hire any employee or agent of the Company to terminate such person's employment or engagement with the Company or to work for a third party.

      The term of employment is month to month with termination by either party or upon death. If Messrs. Weigner or Stewart's employment is terminated by the Company other than for failure or refusal to perform his obligations under the agreement or the commitment of acts not in the Company's interest, such employee shall continue to receive salary and certain benefits for 6 months after the date of such termination. The Company also provides retiree medical benefits to Messrs. Weigner and Stewart and their respective spouses, for their lifetimes, upon meeting specified criteria. Retiree medical benefits are not available if the employee terminates his employment with the Company prior to age 62 (unless such termination is for good reason, as defined in the employment agreement) or is terminated by the Company for cause. Upon receipt of the benefits, Messrs. Weigner and Stewart will each be responsible for paying $1,500 in costs annually, and, until they are age 65, an additional portion of the costs.

      In addition, the agreement with Mr. Weigner provides for supplemental retirement benefits upon the same terms as those described above with respect to Mr. Berlinghieri, except that the required age for full vesting for Mr. Weigner is age 65.

      The full text of the employment agreements with Messrs. Weigner and Stewart are attached as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K.


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4. Management Incentive Program and Summary of Compensatory Arrangements.

      In connection with his change in responsibilities described in Item 5.02 below, Mr. Bertucci's target bonus under the Company's 2005 Management Incentive Bonus was reduced from 75% of base earnings to 60% of base earnings. In addition, in connection with the entering into of the new employment agreements with Messrs. Berlinghieri and Bertucci described above, the Company has updated its Summary of Compensatory Arrangements with Executive Officers. The Summary of Compensatory Arrangements with Executive Officers also updates certain information with respect to 2005 compensatory arrangements that was not yet effective at the time the Summary was previously filed, as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

      The full text of the 2005 Management Incentive Bonus Program and the Summary of Compensatory Arrangements with Executive Officers is attached as Exhibits 99.5 and 99.6 to this Current Report on Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      As of the effectiveness of the new employment agreement with Leo Berlinghieri described in Item 1.01 above on July 1, 2005, the prior employment agreement between the Company and Mr. Berlinghieri was terminated. Mr. Berlinghieri's terminated employment agreement had the same material terms as those in the new employment agreement, described in Item 1.01 above, except that his title changed, his salary increased, he has been provided with additional severance benefits, and his non-solicitation, and in certain circumstances, his non-competition obligations, were extended from one year to two years after any termination of employment.

      As of the effectiveness of the new employment agreements with Ron Weigner and William Stewart described in Item 1.01 above on July 1, 2005, the prior employment agreements between the Company and each of those employees was terminated. The terminated employment agreements had the same material terms as those in the new employment agreements, described in Item 1.01 above, except that the new employment agreements also provide retiree medical benefits, and extend the employees' non-solicitation, and in certain circumstances, non-competition obligations from one year to two years after any termination of employment.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) Departure of a Principal Executive Officer

      On June 29, 2005, John R. Bertucci, the Company's Chairman and Chief Executive Officer, resigned as Chief Executive Officer, effective July 1, 2005. Mr. Bertucci shall serve as Executive Chairman of the Company.

      (c) Appointment of a Principal Executive Officer

      On June 29, 2005, the Board of Directors of the Company appointed Leo Berlighieri, the Company's President and Chief Operating Officer, as President and Chief Executive Officer of the Company, effective as of July 1, 2005. Information relating to Mr. Berlinghieri required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K was included in the Company's proxy statement filed with the Commission on March 23, 2005, and is hereby incorporated by reference.

      A description of the material terms of the employment agreement with Mr. Berlinghieri is provided at Item 1.01 above. In addition, Mr. Berlinghieri participates in the Company's 2005 Management Incentive Program, under which he is eligible to receive a percentage of his base salary (with a target of 60%) if the Company attains specified corporate earnings per share during the year.

      (d) Appointment of a Director

      On June 29, 2005, the Board of Directors of the Company appointed Leo Berlinghieri as a Class I director of the Company, effective as of July 1, 2005, thereby filling a vacancy on the Board of Directors. Mr. Berlinghieri is not expected to serve on any committees of the Board. Information relating to Mr. Berlinghieri required by Item 404(a) of Regulation S-K was included in the Company's proxy statement filed with the Commission on March 23, 2005, and is hereby incorporated by reference.

      The full text of the press release issued by the Company on June 30, 2005 announcing John R. Bertucci's resignation as Chief Executive Officer and appointment as Executive Chairman, and Leo Berlinghieri's appointment as Chief Executive Officer is attached as Exhibit 99.7 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number                        Description
------                        -----------
99.1       Employment Agreement, dated as of July 1, 2005 between MKS Instruments,
           Inc. and Leo Berlinghieri.

99.2       Employment Agreement, dated as of July 1, 2005 between MKS Instruments,
           Inc. and John R. Bertucci.

99.3       Employment Agreement, dated as of July 1, 2005 between MKS Instruments,
           Inc. and Ronald C. Weigner.

99.4       Employment Agreement, dated as of July 1, 2005 between MKS Instruments,
           Inc. and William Stewart.

99.5       Amendment to 2005 Management Incentive Bonus Program of MKS Instruments,
           Inc.

99.6       Summary of Compensatory Arrangements with Executive Officers

99.7       Press release dated June 30, 2005, announcing John R. Bertucci's resignation as Chief Executive Officer and appointment as Executive
           Chairman, and Leo Berlinghieri's appointment as Chief Executive Officer.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2005             MKS Instruments, Inc.

                                By:  /s/ Ronald C. Weigner
                                     ----------------------------------------
                                     Ronald C. Weigner,
                                     Vice President & Chief Financial Officer